American Century Growth Funds, Inc. Summary Prospectus and Prospectus Supplement
Legacy Multi Cap Fund
Supplement dated February 23, 2016 ■ Summary Prospectus and Prospectus dated December 1, 2015

The following replaces the Portfolio Managers section on page 3 of the summary prospectus and page 12 of the prospectus:
Portfolio Managers
John T. Small Jr., Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2007.
Stephen Pool, Portfolio Manager, has been a member of the team that manages the fund since 2007.
Donald K. Owen, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2006.
The following replaces The Fund Management Teams section on page 17 of the prospectus:
The Fund Management Teams
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of Legacy Focused Large Cap Fund and Legacy Large Cap Fund are identified below.
John T. Small Jr.
Mr. Small, Vice President and Portfolio Manager, has been a member of the team that manages the funds since 2007. He joined American Century Investments in 1991 and became a portfolio manager in 1999. He has a bachelor’s degree in zoology from Rockford College, a master’s degree in laser optics physics from the Air Force Institute of Technology, and an MBA from Baker University.
Stephen Pool
Mr. Pool, Portfolio Manager, has been a member of the team that manages the funds since 2007. He joined American Century Investments in 1992, became an investment analyst in 2002, and became a portfolio manager in 2009. He holds a bachelor’s degree in economics from Truman State University and an MBA in international business from Avila University.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of Legacy Multi Cap Fund are identified below.
John T. Small Jr.
Mr. Small, Vice President and Portfolio Manager, has been a member of the team that manages the funds since 2007. He joined American Century Investments in 1991 and became a portfolio manager in 1999. He has a bachelor’s degree in zoology from Rockford College, a master’s degree in laser optics physics from the Air Force Institute of Technology, and an MBA from Baker University.
Stephen Pool
Mr. Pool, Portfolio Manager, has been a member of the team that manages the funds since 2007. He joined American Century Investments in 1992, became an investment analyst in 2002, and became a portfolio manager in 2009. He holds a bachelor’s degree in economics from Truman State University and an MBA in international business from Avila University.
Donald K. Owen
Mr. Owen, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 2002, became a lead quantitative researcher in 2008 and a portfolio manager in 2016. He has a bachelor’s degree in electrical engineering from California State University, Long Beach and an MS in electrical engineering from the University of Southern California.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
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